UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                       SECURTIES AND EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported): March 28, 2002

                          IMPAC MORTGAGE HOLDINGS, INC.
             (Exact Name of Registrant as Specified in its Charter)


            Maryland                       0-19861                33-0675505
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)


             1401 Dove Street Newport Beach, CA               92660
          (Address of Principal Executive Offices)         (Zip Code)



       Registrant's telephone number, including area code: (949) 475-3600

Item 9. Regulation FD

Impac Mortgage Holdings, Inc. ("IMH"), a real estate investment trust ("REIT"), is announcing the posting of its unaudited Monthly Fact Sheet, which will be available on the Company's web site at www.impaccompanies.com.

                                                                                                                 For the
                                                                                     For the Month End          Year Ended
                                                                                     -----------------          ----------
The REIT (in millions)                                                             2/28/02        1/31/02        12/31/01
                                                                                   -------        -------        --------
Total Assets                                                                      $ 3,219.4      $ 2,975.2       $ 2,854.7

Long Term Investment Operations
       (in millions, except Average Size of Loan)
Collateralized Mortgage Obligations ("CMO") Collateral (a)                        $ 2,573.4      $ 2,169.4       $ 2,229.2
Finance Receivables (b)                                                           $   473.1      $   657.8       $   466.6
Mortgage Loans Held For Investment  ("LHFI")( c )                                 $     8.2      $    18.3       $    20.1
Investment Securities Available for Sale (d)                                      $    31.0      $    33.5       $    33.0
Total Mortgage Assets (a+b+c+d)                                                   $ 3,085.7      $ 2,879.0       $ 2,748.9
Total Gross Loan Receivables  (a+b+c)                                             $ 3,054.7      $ 2,845.5       $ 2,715.9
Gross Loan Receivables
   Percentage of Fixed                                                                   11%            14%             13%
   Percentage of Adjustable                                                              89%            86%             87%
   Weighted Average Coupon                                                             7.64%          7.93%           7.94%
   Weighted Average Margin                                                             3.31%          3.42%           3.43%
   Weighted Average Loan to Value                                                        83%            84%             83%
   Average Size of Loan (in thousands)                                            $   186.0      $   176.6       $   178.9
   Credit Grade: "A, A-"                                                                 94%            93%             94%
   Credit Grade:  "B" and Below                                                           6%             7%              6%
   Total Nonperforming Loans (90 days+, including real estate owned)              $    78.6      $    77.7       $    69.3
   Loan Delinquency Rate (60 days +)                                                   3.65%           N/A            3.84%
CMO Constant Prepayment Rate ("CPR") Annualized                                        34.2%          33.8%           34.1%
Warehouse Lending Operations (in millions)
Average Outstanding Finance Receivables with Outside Customers                    $   226.2      $   249.1       $   205.5
Average Finance Receivables                                                       $   702.2      $   576.7           474.2
Total Outstanding Warehouse Lines Approved to Outside Customers                   $   478.0      $   488.0       $   447.0

Mortgage Operations (in millions, except Master Servicing Portfolio)
    Portfolio)
Total Loan Production                                                             $   347.7      $   421.2       $ 3,203.6
    Percentage of Fixed                                                                  31%            38%             51%
    Percentage of Adjustable                                                             69%            62%             49%
Master Servicing Portfolio (in billions)                                          $     6.0      $     5.9       $     5.6
    Weighted Average Coupon                                                            8.44%          8.57%           8.71%
    Loan Delinquency Rate (60+ days)                                                   5.33%          5.34%           5.38%

         Impac Direct Access System for Lending

IDASL Utilization(in millions)
Volume Submitted                                                                  $ 1,032.0      $ 1,108.8*      $ 9,538.8
Approval Rate                                                                            67%            69%*            69%

* Revised from January Report

No opinion, advice, statement or other information ("Information") contained or provided herein or hereby is intended or shall be construed as a prediction of the performance of any security, fund, or obligation. Reliance upon any Information shall be at the sole risk of the reader. Prior to the execution of a purchase or sale of any security or investment, you are advised to consult with your broker or other financial advisor or other professionals as appropriate. Neither IMPAC, its affiliates, information providers nor content providers shall have any liability for investment decisions based upon, or the results obtained from the Information. The Information provided herein is unaudited and neither IMPAC, its affiliates, information providers nor content providers guarantee nor warrant the timeliness, sequence, accuracy, or completeness of the Information. Nothing contained in this Web site is intended to be, nor shall be construed as, investment advice. You acknowledge that the Information is not provided for trading purposes.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                        IMPAC MORTGAGE HOLDINGS, INC.


                                        Date: March 28, 2002
                                        By: /s/ Richard J. Johnson
                                            -------------------------------
                                        Name:   Richard J. Johnson
                                        Title:  Executive Vice President
                                                and Chief Financial Officer